Property, Equipment, net	12 Months Ended
Dec. 31, 2021
Property, Equipment, net
Property, Equipment And Software, Net

2. Property and Equipment, net

Property and equipment are stated at cost less accumulated depreciation and consist of the following at December 31, 2021 and 2020:

	December 31,
	2021	2020
Machinery and equipment	$938,047	$-
Furniture and fixture	47,960	107,549
Construction in process	232,729	-
Total cost	1,218,736	107,549
Less: accumulated depreciation	(31,034)	(104,300)
Property and equipment, net	$1,187,702	$3,249

Depreciation expense for the year ended December 31, 2021 and 2020 was $31,395 and $1,820, respectively. Construction in process represents assets that are not available for their intended use as of the balance sheet date.

Net property and equipment were $1,187,702 and $3,249 as of December 31, 2021 and 2020, respectively. We acquired $944,152 of machinery and equipment from Ainos KY pursuant to the Asset Purchase Agreement entered in November 2021.